                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: January 27, 1999
                         (Date of earliest event reported)



                             THOMAS & BETTS CORPORATION
               (Exact name of registrant as specified in its charter)



              Tennessee                               1-4682
     (State or Other Jurisdiction            (Commission File Number)
          of Incorporation)

                                      22-1326940
                          (IRS Employer Identification No.)


      8155 T&B Boulevard
      Memphis, Tennessee                       38125
     (Address of Principal                   (ZIP Code)
      Executive Offices)



                 Registrant's Telephone Number, Including Area Code:
                                    (901) 252-8000

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ITEM 5.        OTHER EVENTS

     On January 27, 1999, Thomas & Betts Corporation (the "Registrant") announced, by the press release attached as Exhibit 20.1 to this report, and incorporated herein by reference, that it has entered into a definitive agreement to acquire AFC Cable Systems, Inc. in a stock-for-stock merger. The transaction is subject to approval by the shareholders of each company and review under the Hart-Scott-Rodino Act.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

      2.1 Agreement and Plan of Merger dated January 27, 1999 by and among AFC Cable Systems, Inc., Thomas & Betts Corporation and TB Acquisition Corp.

      2.2 Voting Agreement dated January 27, 1999 between Thomas & Betts Corporation and Ralph R. Papitto

      2.3 The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Agreement and Plan of Merger provided in Exhibit 2.1 above to the Commission upon request.

     20.1 Press Release of the Registrant dated January 27, 1999.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Thomas & Betts Corporation
                                  (Registrant)




                                  By:
                                     ------------------------------------------
                                         Fred R. Jones
                                  Title: Vice President-Chief Financial Officer



Date: January 27, 1999







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                              EXHIBIT INDEX

Exhibit             Description of Exhibits
-------             -----------------------

  2.1     Agreement and Plan of Merger dated January 27, 1999 by and among
          AFC Cable Systems, Inc., Thomas & Betts Corporation and TB
          Acquisition Corp.

  2.2     Voting Agreement dated January 27, 1999 between Thomas & Betts
          Corporation and Ralph R. Papitto

  2.3 The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Agreement and Plan of Merger provided in Exhibit 2.1 above to the Commission upon request.

 20.1      Press Release of Registrant dated January 27, 1999.













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